UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                  SCHEDULE 14A

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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     14a-6(e)(2))

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[ ]  Soliciting Material Pursuant to Section 240.14a-12

                                   ASA LIMITED

                (Name of Registrant as Specified in Its Charter)

                             LAXEY PARTNERS LIMITED
                         THE VALUE CATALYST FUND LIMITED
                             LAXEY INVESTORS LIMITED
                                 ALTMA SICAV PLC
                           LAXEY UNIVERSAL VALUE L.P.
                                  LAXC LIMITED
                         SPRUGOS INVESTMENTS XII L.L.C.
                                  LEAF LIMITED
                               LP ALTERNATIVE L.P.
                                    LEAF L.P.
                               LAXEY INVESTORS, LP
                                LP VALUE, LIMITED
                                  ANDREW PEGGE
                                PHILLIP GOLDSTEIN
                                   JULIAN REID


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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                                                               February 25, 2008


                            PROTECT YOUR INVESTMENT!
                IMPORTANT NOTICE TO SHAREHOLDERS OF ASA LIMITED
                          FROM LAXEY PARTNERS LIMITED

Your receipt of this important Laxey proxy statement, letter and GOLD proxy card was delayed while we took action against what we believe was a misuse of the corporate machinery by the Company. Laxey Partners believes that ASA had violated Rule 14a-13 of the United States Securities and Exchange Commission (the "SEC") in setting its previous Record Date and did not provide adequate notice to you, the shareholders of the company. We were concerned because we felt that rushing the AGM schedule would not have given shareholders adequate time to consider the important issues that are at stake, and we voiced our concerns to the SEC. Recently we learned that ASA has now set a NEW Record Date of February 25, 2008 and a NEW Meeting Date of April 8, 2008.

          WE URGE YOU TO MAKE USE OF THE ADDITIONAL TIME NOW AVAILABLE
                      TO MAKE YOUR VOTE COUNT AT THE AGM!
          PLEASE REVIEW THE ENCLOSED MATERIALS AND VOTE THE GOLD PROXY
               CARD TODAY FOR LAXEY'S PROPOSAL AND ITS NOMINEES.

You should also be aware that, in what we believe is an attempt to tilt the playing field in favor of their entrenched directors, ASA has refused our requests for shareholder information. The Company is already using this information itself to communicate with you, but apparently doesn't want to risk giving you the opportunity to hear directly from Laxey. WHAT IS THE COMPANY AFRAID OF? We will continue our efforts to level the playing field and to gain equal access in communicating with you. MEANWHILE, IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN VOTING YOUR SHARES, PLEASE CALL THE FIRM ASSISTING US IN THE SOLICITATION OF PROXIES, INNISFREE M&A INCORPORATED, TOLL-FREE AT 877-456-3442 (BANKS AND BROKERS MAY CALL COLLECT AT 212-750-5833.)

                           THANK YOU FOR YOUR SUPPORT


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   ANNUAL GENERAL MEETING OF SHAREHOLDERS OF        Please note the new Record
                   ASA LIMITED                      Date of February 25, 2008
                                                    and Meeting Date of April 8,
               PROXY STATEMENT OF                   2008, as explained in the
             LAXEY PARTNERS LIMITED                 one page supplement dated
                                                    February 25, 2008
To Our Fellow ASA Limited Shareholders:

     This proxy statement and the enclosed GOLD proxy card are being furnished to shareholders of ASA Limited ("ASA" or the "Company") in connection with the solicitation of proxies by Laxey Partners Limited and its affiliates (collectively, "we" or "Laxey Partners") to he used at the 2008 Annual General Meeting of shareholders of the Company, including any adjournments or postponements thereof and any meeting held in lieu thereof (the "2008 Annual General Meeting"). The 2008 Annual General Meeting is scheduled to be held at 10:00 a.m., Eastern Time, on Thursday, March 6, 2008, at the offices of Kirkpatrick & Lockhart Preston Gates Ellis LLP, 599 Lexington Avenue, 32nd Floor, New York, New York 10022. This proxy statement and the GOLD proxy card are first being furnished to shareholders on or about February 6, 2008.

     THIS SOLICITATION IS BEING MADE BY LAXEY PARTNERS LIMITED AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY (THE "BOARD").

     We are soliciting your proxy for the 2008 Annual General Meeting in support of the following proposals:

     1. To adopt a resolution that the shareholders recommend to the Board that the Board immediately initiate a self tender offer under which the Company shall repurchase 30% of its issued Shares at a price equivalent to 99% of the net asset value per Share, and thereafter execute semi-annual tender offers to repurchase 10% of the issued Shares under each such offer at a price equivalent to 99% of the net asset value per Share;

     2. To elect the following three individuals (the "Nominees" or the "Laxey Nominees") to serve as directors of the Company, whereby each Laxey Nominee will replace a current member of the Board: (i) Mr. Andrew Pegge, to replace Mr. Chester A. Crocker; (ii) Mr. Phillip Goldstein, to replace Mr. Joseph C. Farrell, and (iii) Mr. Julian Reid, to replace Mr. Malcolm W. MacNaught; to vote against the re-election of Chester A. Crocker, Joseph C. Farrell and Malcolm W. MacNaught and any other candidates who have been nominated by ASA to serve as directors to the extent that such a vote is required in the discretion of the individuals named as proxies on the GOLD proxy card in order to allow the election of Andrew Pegge, Philip Goldstein and Julian Reid in their stead; and, except as noted, to vote FOR the candidates who have been nominated by ASA to serve as directors other than Chester A. Crocker, Joseph C. Farrell, and Malcolm
W. MacNaught; and

     3. To ratify the appointment of Ernst & Young LLP, an independent registered public accounting firm, as the Company's independent auditors for the fiscal year ending November 30, 2008 and to authorize the Audit Committee to set the independent auditors' remuneration.

     The Company has disclosed that the record date for determining shareholders entitled to notice of and to vote at the 2008 Annual General Meeting is January 14, 2008 (the "Record Date"). Shareholders of record at the close of business on the Record Date will be entitled to vote at the 2008 Annual General Meeting. According to the Company's Proxy Statement, there are 9,600,000 shares of common stock, $1.00 par value per share (the "Shares") issued and outstanding. Each Share has one vote.

     Laxey Partners beneficially owns, in the aggregate, 617,125 Shares, representing approximately 6.4% of the Company's outstanding Shares, making us the 3rd largest shareholder as of the date of this Proxy Statement.

     Laxey Partners intends to vote such Shares FOR the election of our Nominees, FOR the candidates who have been nominated by ASA to serve as directors other than Chester A. Crocker, Joseph C. Farrell, and Malcolm W. MacNaught, FOR our proposal recommending that the Board